UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 14, 2012

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1500

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2012, Bonanza Creek Energy, Inc. issued a press release announcing its proved reserves for the year ended December 31, 2011 and providing an operations update. The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

99.1	Press release issued February 14, 2012 announcing proved reserves for the year ended December 31, 2011 and giving an operations update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: February 14, 2012	By:	/s/ Michael R. Starzer

Name: Michael R. Starzer

Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued February 14, 2012 announcing proved reserves for the year ended December 31, 2011 and giving an operations update.